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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              PREMIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            PENNSYLVANIA                                 23-2921058
(State incorporation or organization)       (I.R.S. Employer Identification No.)

        379 NORTH MAIN STREET
            DOYLESTOWN, PA                                 18901
(Address of principal executive offices)                 (Zip Code)



If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section             securities pursuant to Section
12(b) of the Exchange Act and              12(g) of the Exchange Act and
is effective pursuant to                   is effective pursuant to
General Instruction A.(c),                 General Instruction A.(d),
please check the following box. |X|        please check the following box. |_|


Securities Act registration statement file number to which this form
relates:        N/A       ______________________
                            (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


   Title of Each Class                         Name of Each Exchange on Which
   to be so Registered                         Each Class is to be Registered
   -------------------                         ------------------------------

COMMON STOCK, PAR VALUE $.033 PER SHARE        AMERICAN STOCK EXCHANGE
----------------------------------------      ---------------------------------


----------------------------------------      ---------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                      N/A
-------------------------------------------------------------------------------
                                (Title of Class)


-------------------------------------------------------------------------------
                                (Title of Class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to Registrant's Registration Statement No. 333-034243 on Form S-4, filed with the Commission on August 22, 1997, and as amended by Pre- Effective Amendment No. 1, filed with the Commission on September 9, 1997.

ITEM 2.  EXHIBITS.

         Registrant files the following Exhibits with this Registration Statement or incorporates them by reference:

         3(i) Registrant's Articles of Incorporation. (Incorporated by reference to Exhibit 3(i) to Registrant's Registration Statement No. 333-34243 on Form S-4, filed with the Commission on August 22, 1997, and as amended by Pre-Effective Amendment No. 1, filed with the Commission on September 9, 1997, which Articles of Incorporation are included as Exhibit C to the Proxy Statement/Prospectus included in such Registration Statement.)

         3(ii) Registrant's By-laws. (Incorporated by reference to Exhibit 3(ii) to Registrant's Registration Statement No. 333-34243 on Form S-4, filed with the Commission on August 22, 1997, and amended by Pre-Effective Amendment No. 1, filed with the Commission on September 9, 1997, which By-laws are included as Exhibit D to the Proxy Statement/Prospectus included in such Registration Statement.)

         4.1      Registrant's Trust Indenture. (Incorporated by reference to
                  Exhibit 4.1 to Registrant's Registration Statement No. 333-70311 on Form S-4, filed with the Commission on January 8, 1999, and amended by Pre-Effective Amendment No. 1, filed with the Commission on February 8, 1999.)

         10.1 Premier Bank 1995 Incentive Stock Option Plan. (Incorporated by reference to Registrant's Registration Statement No. 333-34243 on Form S-4, filed with the Commission on August 22, 1997, and amended by Pre-Effective Amendment No. 1, filed with the Commission on September 9, 1997, which Incentive Stock Option Plan is included as Exhibit F to the Proxy Statement/Prospectus, included in such Registration Statement.)

         10.2 Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and John C. Soffronoff. (Incorporated by reference to Exhibit 10.2 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)


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         10.3     Change of Control Agreement between Premier Bancorp., Inc.
                  Premier Bank and John J. Ginley. (Incorporated by reference to
                  Exhibit 10.3 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)

         10.4 Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and Bruce E. Sickel. (Incorporated by reference to Exhibit 10.4 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)

         99.1 Registrant's Annual Report for the year ended December 31, 1998. (Incorporated by reference to Registrant's Annual Report on Form 10-KSB, filed with the Commission on March 29, 1999.)

         99.2 Registrant's Definitive Proxy Statement for the 1999 Annual Meeting of Shareholders. (Incorporated by reference to Registrant's Definitive Proxy Statement, filed with the Commission on April 8, 1999.)




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          PREMIER BANCORP, INC.



Date: December 3, 1999                    By: /s/ John C. Soffronoff
                                             -------------------------------
                                             John C. Soffronoff, President and
                                             Chief Executive Officer







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                                  EXHIBIT INDEX

                                                                                                    Sequential Page
                                                                                                 Number in Manually
Exhibit Number                                                                                      Signed Original
--------------                                                                                      ---------------


3(i)     Registrant's Articles of Incorporation. (Incorporated by                                         *
         reference to Exhibit 3(i) to Registrant's Registration Statement
         No. 333-34243 on Form S-4, filed with the Securities and Exchange
         Commission on August 22, 1997, and as amended by Pre-Effective
         Amendment No. 1, filed with the Securities and Exchange Commission on
         September 9, 1997, which Articles of Incorporation are included as
         Exhibit C to the Proxy Statement/Prospectus included in such
         Registration Statement.)

3(ii)    Registrant's By-laws.(Incorporated by reference to Exhibit 3(ii)                                 *
         to Registrant's Registration Statement No. 333-34243 on
         Form S-4, filed with the Securities and Exchange Commission on August 22, 1997, and amended by Pre-Effective Amendment
         No. 1, filed with the Securities and Exchange Commission on
         September 9, 1997, which By-laws are  included as Exhibit D to the
         Proxy Statement/Prospectus included in such Registration Statement.)

4.1      Registrant's Trust Indenture.  (Incorporated by reference to                                     *
         Exhibit 4.1 to Registrant's Registration Statement No. 333-70311
         on Form S-4, filed with the Commission on January 8, 1999, and amended by Pre-Effective Amendment No. 1, filed with the
         Commission on February 8, 1999.)

10.1     Premier Bank 1995 Incentive Stock Option Plan (Incorporated                                      *
         by reference to Registrant's Registration Statement No. 333-34243
         on Form S-4, filed with the Securities and Exchange Commission on
         August 22, 1997, and amended by Pre-Effective Amendment No. 1, filed with the Securities and Exchange Commission on September 9, 1997, which
         Incentive Stock Option Plan is included as Exhibit F to the Proxy
         Statement/Prospectus, included in such Registration Statement.)

10.2     Change of Control Agreement between Premier Bancorp, Inc.,                                       *
         Premier Bank and John C. Soffronoff.  (Incorporated by reference to Exhibit 10.2 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)




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
                                                                                                    Sequential Page
                                                                                                 Number in Manually
Exhibit Number                                                                                      Signed Original
--------------                                                                                      ---------------
10.3     Change of Control Agreement between Premier Bancorp., Inc.                                       *
         Premier Bank and John J. Ginley. (Incorporated by reference to
         Exhibit 10.3 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)

10.4     Change of Control Agreement between Premier Bancorp, Inc.,                                       *
         Premier Bank and Bruce E. Sickel. (Incorporated by reference to
         Exhibit 10.4 to Registrant's Quarterly Report on Form 10-QSB, filed with the Commission on November 13, 1998.)

99.1     Registrant's Annual Report for the year ended December 31, 1998.                                 *
         (Incorporated by reference to Registrant's Annual Report on
         Form 10-KSB, filed with the Commission on March 29, 1999.)

99.2     Registrant's Definitive Proxy Statement for the 1999 Annual                                      *
         Meeting of Shareholders.  (Incorporated by reference to Registrant's
         Definitive Proxy Statement, filed with the Commission on April 8, 1999.)


* Incorporated by reference.